UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2011

CAMBRIDGE HOLDINGS, LTD.
(Exact name of Registrant as specified in its charter)

Colorado	0-12962	84-0826695
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 S. University Blvd., #14, Denver, Colorado	80209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 722-4008

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) To amend and supplement Item 4.01 information as reported on Form 8-K as filed by Cambridge Holdings, Ltd. (the “Company”) on August 8, 2011, on October 12, 2011 (date as stated on Public Company Accounting Oversight Board (PCAOB) website), sanctions against the Company’s former independent registered public accounting firm, Cordovano and Honeck, LLP (“Honeck”) became effective.  On October 13, 2011 (date as stated on October 14, 2011 letter from United States Securities and Exchange Commission (“SEC”)), the PCAOB revoked the registration of Honeck.  Accordingly, the Company will therefore in the future no longer be able to include in filings with the SEC financial statements audited by Honeck, as they are no longer a PCAOB registered firm.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1	Letter from Cordovano and Honeck, LLP. to the Securities and Exchange Commission, dated October 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

Cambridge Holdings, Ltd. (Registrant)

October 20, 2011	By:	/s/ Jeffrey G. McGonegal
	Name:	Jeffrey G. McGonegal
	Title:	Senior Vice President-Finance and Chief Financial Officer